INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 11

to the

AIRBUS A330-900 AIRCRAFT AND A350-900 AIRCRAFT

PURCHASE AGREEMENT

Dated as of November 24, 2014

between

AIRBUS S.A.S.

and

DELTA AIR LINES, INC.

This Amendment No. 11 (this “Amendment”), is dated as of July 30, 2020, by and between AIRBUS S.A.S., a société par actions simplifée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer and the Seller agree to amend the Scheduled Delivery Period [***], subject to the terms and conditions contained herein; and

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.DELIVERY SCHEDULE
1.1    The Parties agree to defer the Scheduled Delivery Period [***].
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1.2    As a result of the foregoing, the delivery table in Clauses 9.1.1 and 9.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
9.1.1.     Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location, and the Buyer shall accept the same, during the months (each a “Scheduled Delivery Month”) and quarters (each a “Scheduled Delivery Quarter”) set forth in the table below.
[***]

9.1.2 Not later than [***], the Seller shall give the Buyer notice of the anticipated month within the Scheduled Delivery Quarter during which each Aircraft shall be Ready for Delivery provided that no more than [***] shall be scheduled for Delivery pursuant to this Subclause 9.1.2 in any calendar month. Until such notice, for the purpose of this Agreement, the middle month of the Scheduled Delivery Quarter shall be deemed to be the Scheduled Delivery Month.

2.[***]
3.[***]

4.[***]

5    [***]
6    LETTER AGREEMENTS
Letter Agreement No. 1 to the Agreement is terminated and replaced with Amended and Restated Letter Agreement No. 1 dated as of the date hereof.

Amended and Restated Letter Agreement No. 4 to the Agreement is terminated and replaced with Amended and Restated Letter Agreement No. 4 dated as of the date hereof.

7    EFFECT OF THE AMENDMENT
7.1 the Agreement will be deemed amended to the extent herein provided, and, will continue in full force and effect,
7.2 this Amendment will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, and
7.3 both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
8    CONFIDENTIALITY

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PROPRIETARY AND CONFIDENTIAL

This Amendment and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.

9    GOVERNING LAW
9.1 THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.
9.2    It is agreed that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Amendment.
10    ASSIGNMENT
This Amendment and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.

11    COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of     which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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[***]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                            Very truly yours,

                            AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupéry
Title: Senior Vice President, Contracts

Agreed and Accepted

DELTA AIR LINES, INC.

By: /s/Mahendra R. Nair
Title: Senior Vice President – Fleet & Tech Ops Supply Chain